Oct. 31, 2024
(AllianzIM U.S. Equity Buffer100 Protection ETF)

As described in the Fund’s prospectus, the Fund is subject to a “Participation Rate” that represents the rate at which the Fund will seek to track the positive share price returns of the SPDR® S&P 500® ETF Trust over the Outcome Period.

The Fund’s current Outcome Period will end on September 30, 2025, following which the Fund will reset and commence a new Outcome Period beginning October 1, 2025, as shown in the table below. At the beginning of the new Outcome Period, the Participation Rate will reset. The Fund’s Participation Rate is not determined until after the end of the last market day prior to the initial Outcome Period, or September 30, 2025.

As of the date of this Supplement, the Participation Rate for the Fund for the new Outcome Period is expected to be within the range shown in the table below, taking into account the Fund’s annualized unitary management fee of 0.64% of the Fund’s average daily net assets:

Fund Name	Ticker	New Outcome Period	Estimated Participation Rate Range
AllianzIM U.S. Equity Buffer100 Protection ETF	AIOO	October 1, 2025, to December 31, 2025	20.50% - 25.50%

The Fund’s return will be reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus. The expected Participation Rate range provided here is based upon market conditions as of the date of this Supplement. The final Participation Rate could fall outside of this range if there is a material change in market conditions between the date of this Supplement and the date on which the final Participation Rate is established.